Page 22 of 23 Pages




                                    EXHIBIT D


                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Global TeleSystems Group, Inc. dated as of February 11, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  February 12, 1999               GEORGE SOROS


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  February 12, 1999               PURNENDU CHATTERJEE


                                       By:   /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact


Date:  February 12, 1999               CHATTERJEE ADVISORS LLC


                                       By:   /S/  PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Manager



Date:  February 12, 1999               CHATTERJEE MANAGEMENT COMPANY


                                       By:   /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Vice-President



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                                                             Page 23 of 23 Pages



Date: February 12, 1999                WINSTON PARTNERS II LLC

                                       By:   Chatterjee Advisors LLC,
                                             its Manager


                                             By:  /S/  PETER HURWITZ
                                                  ------------------------------
                                                  Peter Hurwitz
                                                  Manager




Date: February 12, 1999                WINSTON PARTNERS II LDC


                                       By:   /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact


Date: February 12, 1999                CHATTERJEE FUND MANAGEMENT, L.P.

                                       By:   Purnendu Chatterjee,
                                             its General Partner


                                             By:  /S/  PETER HURWITZ
                                                  ------------------------------
                                                  Peter Hurwitz
                                                  Attorney-in-Fact